Exhibit 10.128
FIFTH AMENDMENT TO
AMENDED AND RESTATED
CREDIT AND SECURITY AGREEMENT
     THIS FIFTH AMENDMENT TO AMENDED AND RESTATED CREDIT AND SECURITY AGREEMENT, dated as of October 30, 2007 (this “Amendment”), is entered into by and among ALLIED RECEIVABLES FUNDING INCORPORATED, as Borrower (the “Borrower”), ALLIED WASTE NORTH AMERICA, INC., as initial Servicer (the “Servicer”), VARIABLE FUNDING CAPITAL COMPANY LLC, as a Conduit Lender, WACHOVIA BANK, NATIONAL ASSOCIATION (“Wachovia”), as Agent (in such capacity, the “Agent”), as Lender Group Agent for the VFCC Group and as VFCC Liquidity Bank, ATLANTIC ASSET SECURITIZATION LLC, as a Conduit Lender, and CALYON NEW YORK BRANCH (“Calyon”), as Lender Group Agent for the Atlantic Group and as Atlantic Liquidity Bank. Capitalized terms used and not otherwise defined herein are used as defined in the Agreement (as defined below and amended hereby).
     WHEREAS, the parties hereto have entered into that certain Amended and Restated Credit and Security Agreement, dated as of May 30, 2006 (as amended, restated, supplemented or otherwise modified to the date hereof, the “Agreement”);
     WHEREAS, the parties hereto desire to amend the Agreement in certain respects as hereinafter set forth;
     NOW THEREFORE, in consideration of the premises and the other mutual covenants contained herein, the parties hereto agree as follows:
     SECTION 1. Amendments. The Agreement is amended as follows:
          (a) Section 9.1(h)(iii) of the Agreement is amended by replacing the percentage “2.5%” where it appears therein with the percentage “4.5%”.
          (b) The following new Section 14.14 is added to the Agreement following existing Section 14.13:
               Section 14.14. Ordinary Course.
          The Borrower represents and warrants that each remittance of principal or interest in respect of the Loans by the Borrower to the Lenders hereunder will have been (i) in payment of a debt incurred by the Borrower in the ordinary course of business or financial affairs of the Borrower and (ii) made in the ordinary course of business or financial affairs of the Borrower.
          (c) The definition of “Aggregate Commitment” set forth in Exhibit I to the Agreement is amended and restated in its entirety as follows”

“Aggregate Commitment: On any date of determination, the aggregate amount of the Liquidity Banks’ Commitments to make Loans hereunder. As of October 30, 2007, the Aggregate Commitment is $400,000,000.”
          (d) The definition of “Receivable” set forth in Exhibit I to the Agreement is amended and restated in its entirety as follows:
“Receivable: All indebtedness and other obligations owed to Borrower or any Originator (at the time it arises, and before giving effect to any transfer or conveyance under the Receivables Sale Agreement) or in which Borrower or an Originator has a security interest or other interest, including, without limitation, any indebtedness, obligation or interest constituting an account, chattel paper, instrument or general intangible, arising in connection with the sale of goods or the rendering of services by an Originator and all other obligations of each Obligor in respect thereto, and further includes, without limitation, the obligation to pay any Finance Charges and sales or use taxes with respect thereto; provided, however, that “Receivables” shall only include such indebtedness and other obligations that, on the date such indebtedness or other obligation arises, are maintained on either an Originator’s (or the Servicer’s) (i) “Commercial Management System”, excluding the Excluded CMS Districts; (ii) “InfoPro System”, excluding the Excluded InfoPro System Divisions and InfoPro System obligations with a class code of RESI or (iii) “Trux System”, excluding the Excluded Trux System Divisions. Indebtedness and other rights and obligations arising from any one transaction, including, without limitation, indebtedness and other rights and obligations represented by an individual invoice, shall constitute a Receivable separate from a Receivable consisting of the indebtedness and other rights and obligations arising from any other transaction; provided, further, that any indebtedness, rights or obligations referred to in the immediately preceding sentence shall be a Receivable regardless of whether the account debtor or Borrower treats such indebtedness, rights or obligations as a separate payment obligation.”
          (e) The following definition is added in the appropriate alphabetical order to Exhibit I to the Agreement:
“Excluded Trux System Divisions: The Trux System Divisions set forth on Schedule F to this Agreement, as such schedule may be modified from time to time in writing by the Borrower, each Originator, each Lender Group Agent and the Agent.”
          (f) Exhibit III to the Agreement is amended and restated in its entirety by Exhibit III hereto.
          (g) Exhibit IV to the Agreement is amended and restated in its entirety by Exhibit IV hereto.

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          (h) Schedule A to the Agreement is amended and restated in its entirety by Schedule A hereto.
          (i) Schedule C to the Agreement is amended and restated in its entirety by Schedule C hereto
          (j) Schedule F hereto is added to the Agreement as Schedule F thereto.
     SECTION 2. Representations and Warranties. Each of the Servicer and the Borrower represents and warrants to the Secured Parties that:
     (a) the representations and warranties of the Loan Parties set forth in Article V of the Agreement (as amended hereby) are true and correct as of the date hereof (unless stated to relate solely to an earlier date, in which case such representations and warranties were true and correct as of such earlier date);
     (b) no Amortization Event has occurred and is continuing;
     (c) its execution and delivery of this Amendment, and its performance of its obligations under the Agreement (as amended hereby) are within its corporate powers and have been duly authorized by all necessary corporate action on its part; and
     (d) the Agreement (as amended hereby) is the valid and legally binding obligation of such Person, enforceable against such Person in accordance with its terms.
     SECTION 3. Consent of Performance Guarantor. Reference is hereby made to the Performance Undertaking, and by executing a counterpart to this Amendment, the Performance Guarantor hereby consents to this Amendment.
     SECTION 4. Structuring Fees. In connection with this Amendment and the transactions contemplated hereby, the Borrower shall pay (or cause to be paid) on or prior to date hereof to each of Wachovia and Calyon, for their own accounts, a structuring fee (together, the “Structuring Fees”) in the amount of $50,000 (in an aggregate amount of $100,000 for both Structuring Fees together) by wire transfer of immediately available funds to the respective accounts specified by Wachovia and Calyon.
     SECTION 5. Costs and Expenses. The Borrower hereby agrees that in addition to any costs otherwise required to be paid pursuant to the Transaction Documents, the Borrower shall, promptly following demand therefor, pay the reasonable legal fees and out-of pocket expenses of each of Wachovia and Calyon and all audit fees and due diligence costs incurred by Wachovia and Calyon in connection with the consummation of this Amendment and the transactions contemplated hereby (including, without limitation, the consummation of agreements described in Section 6(b) below and the transactions contemplated thereby).
     SECTION 6. Effectiveness. This Amendment shall be effective as of date hereof upon satisfaction of the following conditions precedent:

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          (a) the Agent shall have received (i) counterparts to this Amendment duly executed by each of the parties hereto and (ii) such other documents, certificates and opinions of counsel as the Agent may reasonably request;
          (b) each of that certain Joinder to Receivables Sale Agreement and that certain Sixteenth Amendment to the Receivables Sale Agreement, in each case, dated as of the date hereof, shall have become effective in accordance with its terms;
          (c) the Borrower and the Servicer shall each be in compliance with each of its covenants set forth herein and each of the Transaction Documents to which it is a party;
          (d) no event shall have occurred which constitutes an Amortization Event or an Unmatured Amortization Event;
          (e) the Termination Date shall not have occurred; and
          (f) the Borrower shall have paid both Structuring Fees in accordance with Section 4 above.
     SECTION 7. Reference to and Effect on the Agreement and the Related Documents. Each reference in the Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import shall mean and be, and any references to the Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Agreement shall mean and be, a reference to the Agreement as amended hereby. Except as expressly amended by this Amendment, the Agreement shall continue in full force and effect and is hereby ratified and confirmed.
     SECTION 8. Governing Law. This Amendment is governed by and shall be construed in accordance with the laws of the State of New York, without giving effect to any conflicts of laws principles that would apply the law of any other jurisdiction.
     SECTION 9. Severability. Each provision of this Amendment is severable from every other provision of this Amendment for the purpose of determining the legal enforceability of any provision hereof, and the unenforceability of one or more provisions of this Amendment in one jurisdiction shall not have the effect of rendering such provision or provisions unenforceable in any other jurisdiction.
     SECTION 10. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page by facsimile or other electronic means acceptable to the Agent shall be effective as delivery of a manually executed counterpart of this Amendment.
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        IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

ALLIED RECEIVABLES FUNDING INCORPORATED, as Borrower

By:

Name: Michael S. Burnett
Title: Treasurer

ALLIED WASTE NORTH AMERICA, INC., as Servicer

By:

Name: Michael S. Burnett
Title: Treasurer and Vice President
Fifth Amendment to A&R Credit and Security Agreement

VARIABLE FUNDING CAPITAL COMPANY LLC,
as a Conduit Lender

By:	Wachovia Capital Markets, LLC,
as Attorney-in-Fact

By:

Name:
Title:

WACHOVIA BANK, NATIONAL
ASSOCIATION, as VFCC Liquidity Bank, as
Lender Group Agent for the VFCC Group and as
Agent

By:

Name:
Title:
Fifth Amendment to A&R Credit and Security Agreement

ATLANTIC ASSET SECURITIZATION LLC,
as a Conduit Lender

By:	Calyon New York Branch, as
attorney-in-fact
By:

Name:
Title:

By:

Name:
Title:

CALYON NEW YORK BRANCH, as Atlantic
Liquidity Bank and as Lender Group Agent for the
Atlantic Group

By:

Name:
Title:

By:

Name:
Title:
Fifth Amendment to A&R Credit and Security Agreement

Consented to by:

ALLIED WASTE INDUSTRIES, INC.
as Performance Guarantor

By:

Name:
Title:
Fifth Amendment to A&R Credit and Security Agreement

Exhibit III
Originators, Jurisdiction of Organization, Places of Business, Chief Executive Office,
Locations of Records, Federal Employer Identification Number(s), Other Names
(Attached)

Exhibit IV
Names of Collection Banks; Lock-Boxes & Collection Accounts
[To be provided by Allied]

Schedule A
LENDER GROUPS, LENDER GROUP AGENTS, CONDUIT LENDERS, AND LIQUIDITY
BANKS AND COMMITMENTS OF LIQUIDITY BANKS

I. VFCC Group

Conduit Lender:	Variable Funding Capital Company LLC

Lender Group Agent:	Wachovia Bank, National Association

Liquidity Banks:	Wachovia Bank, National Association

Commitment:	$200,000,000

II. Atlantic Group

Conduit Lender:	Atlantic Asset Securitization LLC

Lender Group Agent:	Calyon New York Branch

Liquidity Banks:	Calyon New York Branch

Commitment:	$200,000,000

Schedule C
Originators
(See the list of Originators set forth on Exhibit III)

Schedule F
Excluded Trux System Divisions
[To be provided by Allied]